SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

World Funds Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.

☐      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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WE NEED YOUR HELP

June 13, 2022

Dear Valued Shareholders:

We still need your help. We recently mailed to you proxy materials for the special meeting of shareholders of LDR Real Estate Value-Opportunity Fund (the “Fund”) scheduled to be held on June 30th. If you have voted your proxy since this letter was mailed, thank you for your prompt attention to this important business of the Fund. If you have not yet cast your proxy vote, please know that it is critical that all shareholders participate.

Due to the significant size of your investment,

your vote is critical to the outcome of this meeting. Please vote today.

If you would like another copy of the proxy statement, have any proxy-related questions, please call 1-877-536-1561 to speak with a representative. Thank you for your attention to this important matter for the Funds.

Sincerely,

David Bogaert

President, World Funds Trust

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

2.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

The Board of Trustees has recommended that shareholders approve the New Investment Advisory Agreement. The day-to-day portfolio management services to the Fund have not changed as the Fund’s portfolio managers, Edward W. Turville and John Webster, have assumed similar positions with the New Adviser and will continue to the serve as the Fund’s portfolio managers. In addition, no changes are being proposed to the advisory fees charged to the Fund.

World Funds Trust ● 8730 Stony Point Parkway, Suite 205 ● Richmond, Virginia 23235

OBO

WE NEED YOUR HELP

June 13, 2022

Dear Valued Shareholders:

We still need your help. We recently mailed to you proxy materials for the special meeting of shareholders of LDR Real Estate Value-Opportunity Fund (the “Fund”) scheduled to be held on June 30th. If you have voted your proxy since this letter was mailed, thank you for your prompt attention to this important business of the Fund. If you have not yet cast your proxy vote, please know that it is critical that all shareholders participate.

Due to the significant size of your investment,

your vote is critical to the outcome of this meeting. Please vote today.

If you would like another copy of the proxy statement, have any proxy-related questions, or would like to vote by phone, please call 1-877-536-1561 to speak with a representative. Thank you for your attention to this important matter for the Funds.

Sincerely,

David Bogaert

President, World Funds Trust

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1.	Vote by Phone. Call one of our proxy specialists toll-free at 1-877-536-1561, Monday through Friday, from 9 a.m. to 10 p.m. Eastern Time. You will need the control number, which can be found on your proxy card(s) enclosed with this letter.

2.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

3.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

4.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

The Board of Trustees has recommended that shareholders approve the New Investment Advisory Agreement. The day-to-day portfolio management services to the Fund have not changed as the Fund’s portfolio managers, Edward W. Turville and John Webster, have assumed similar positions with the New Adviser and will continue to the serve as the Fund’s portfolio managers. In addition, no changes are being proposed to the advisory fees charged to the Fund.

World Funds Trust ● 8730 Stony Point Parkway, Suite 205 ● Richmond, Virginia 23235

NOBO/REG

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER REGISTRATION PRINTED HERE

SIGN, DATE AND VOTE ON THE REVERSE SIDE

LDR REAL ESTATE VALUE-OPPORTUNITY FUND

A SERIES OF WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2022

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of the LDR Real Estate Value-Opportunity Fund (the “Target Fund”) that the undersigned is entitled to vote at the special meeting of shareholders (the “Special Meeting”), to be held at the offices of Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, on June 30, 2022 at 10:00 a.m. Eastern Time, and at any adjournments or postponements thereof, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free 1-(877)-536-1561. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 30, 2022. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/wft/docs/ldrrealestate.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

LDR REAL ESTATE VALUE-OPPORTUNITY FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board of Trustees of World Funds Trust, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF WORLD FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS:		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and LDR Capital Management, LLC, the Fund’s current interim investment adviser. No investment advisory fee increase is proposed.	○	○	○

2.	To transact such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

THANK YOU FOR VOTING.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]